SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         July 23, 2003
                                                         -------------



                           GOLD BANC CORPORATION, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

       Kansas                       0-28936                  48-1008593
       ------                       -------                  ----------
      (State of               (Commission File            (I.R.S. Employer
   Incorporation)                  Number)             Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (913) 451-8050
                                                   --------------


          (Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

      On July 23, 2003, Gold Bank-Kansas, a subsidiary of the Registrant, received partial restitution from Michael W. Gullion, the former Chairman of the Board, President and Chief Executive Officer of Gold Bank, a Kansas banking corporation, and the former Chairman of the Board and Chief Executive Officer of the Registrant. The details of the restitution are summarized in the Registrant's press release, dated July 28, 2003, which is attached hereto as
Exhibit 99.1.

Item 7.         Financial Statements and Exhibits


Exhibit Number  Description

99.1            Press Release dated July 28, 2003



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                               GOLD BANC CORPORATION, INC.


Dated: July 30, 2003
                               By: /s/ Rick J. Tremblay
                                   --------------------------------
                                   Rick J. Tremblay
                                   Executive Vice President and
                                   Chief Financial Officer





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